Barclays Bank PLC

2019 Annual

Report

on Form 20-F

1
Exhibit 13.1
CERTIFICATIONS FILES PURSUANT

TO 17 CFR 240. 13(A) AND 18 U.S.C

SECTION 906 CERTIFICATION

Pursuant to section 906

of the Sarbanes-Oxley Act of

2002

(subsections (a) and (b) of section 1350,

chapter 63 of title 18, United States Code),
each undersigned

officer of Barclays Bank PLC, a public limited company

incorporated

under the laws of England and Wales

(“Barclays”), hereby
certifies, to such officer’s knowledge,

that:

The Annual Report

on Form

20-F

for the year ended December 31, 2019

(the “Report”) of Barclays fully complies with the

requirements of section
13(a)

of the Securities Exchange Act of 1934

and information contained

in the Report fairly presents, in

all material respects, the financial condition
and results of operations of Barclays.

Date: February

13

,

2020

/s/ James E Staley

James E Staley
Title: Chief Executive Officer
Barclays Bank PLC

Date: February

13

,

2020

/s/ Steven Ewart

Steven Ewart
Title: Chief Financial Officer
Barclays Bank PLC